Exhibit 99.1

TEAM, INC. AND SUBSIDIARIES

SUMMARY OF OPERATING RESULTS

(in thousands, except per share data)

	Three Months Ended				Year Ended
	3/31/2015	6/30/2015	9/30/2015	12/31/2015	2015
	(unadited)	(unadited)	(unadited)	(unaudited)	(unaudited)
Revenues (a)	$192,407	$235,399	$243,552	$254,998	$926,356
Operating expenses	138,364	159,921	173,931	183,249	655,465

Gross margin	54,043	75,478	69,621	71,749	270,891
Selling, general and administrative expenses	46,344	53,444	62,242	61,048	223,078
Equity earnings in JV	—	—	—	—	—
Loss from revaluation of contingent consideration	—	—	522	—	522

Operating income	7,699	22,034	6,857	10,701	47,291
Foreign currency loss / (gain)	374	(51)	606	196	1,125
Other expense / (income), net	1,179	(3)	8	—	1,184
Interest expense, net	567	574	2,397	2,254	5,792

Earnings before income taxes	5,579	21,514	3,846	8,251	39,190
					—
Provision for income taxes	2,213	7,446	1,299	2,786	13,744

Net income	3,366	14,068	2,547	5,465	25,446
Less: Income attributable to non-controlling interest	60	153	—	—	213

Net income available to common shareholders	$3,306	$13,915	$2,547	$5,465	$25,233

Earnings per common share:
Basic	$0.16	$0.69	$0.13	$0.26	$1.21

Diluted	$0.15	$0.65	$0.12	$0.26	$1.18

Weighted average number of shares outstanding:
Basic	20,396	20,296	20,375	21,242	20,780

Diluted	21,592	21,339	21,445	21,393	21,378

TEAM, INC. AND SUBSIDIARIES

ADDITIONAL FINANCIAL INFORMATION

(in thousands, except per share data)

	Three Months Ended				Year Ended
	3/31/2015	6/30/2015	9/30/2015	12/31/2015	2015
	(unadited)	(unadited)	(unadited)	(unaudited)	(unaudited)
Adjusted Net Income:
Net income available to common shareholders	$3,306	$13,915	$2,547	$5,465	$25,233
Non-routine revaluation contingent consideration (IHT)	—	—	522	—	522
Non-routine acquisition costs (Corp)	—	3,614	1,283	1,885	6,782
Non-routine foreign currency loss	673	—	—	—	673
Non-routine Venezuela deconsolidation	1,177	—	—	—	1,177
Non-routine legal fees (Quest)	1,096	248	866	536	2,746
Non-routine EA asset write-off (MS)	383	—	—	—	383
Non-routine ERP costs (Corp)	—	609	1,182	1,084	2,875
Non-routine professional fees (Corp)	—	—	—	897	897
Tax impact of adjustments	(1,321)	(1,547)	(1,301)	(1,487)	(5,656)

Adjusted Net Income	5,314	16,839	5,099	8,380	$35,632

Adjusted Net income per common share:
Basic	$0.26	$0.83	$0.25	$0.39	$1.71

Diluted	$0.25	$0.79	$0.24	$0.39	$1.67

Adjusted EBITDA:
Operating income (“EBIT”) (a)	$7,699	$22,034	$6,857	$10,701	$47,291
Non-routine revaluation contingent consideration (IHT)	—	—	522	—	522
Non-routine acquisition costs (Corp)	—	3,614	1,283	1,885	6,782
Non-routine legal fees (Quest)	1,096	248	866	536	2,746
Non-routine EA asset write-off (MS)	383	—	—	—	383
Non-routine ERP costs (Corp)	—	609	1,182	1,084	2,875
Non-routine professional fees (Corp)	—	—	—	897	897

Adjusted EBIT	9,178	26,505	10,710	15,103	61,496

Depreciation and amortization	5,690	6,070	8,774	8,604	29,138
Non-cash share-based compensation costs	1,286	1,138	1,620	1,420	5,464

Adjusted EBITDA (a)	16,154	33,713	21,104	25,127	96,098

Segment Data
Revenues:
IHT	$107,191	$130,221	$157,308	$154,587	$549,307
MS	69,352	81,103	69,596	82,530	302,581
Quest	15,864	24,075	16,648	17,881	74,468

	192,407	235,399	243,552	254,998	926,356

Adjusted EBIT:
IHT	$10,375	$18,331	$14,908	$12,909	$56,523
MS	4,824	9,451	3,249	9,023	26,547
Quest	2,359	6,990	1,590	3,304	14,243
Corporate and shared support	(8,380)	(8,267)	(9,037)	(10,133)	(35,817)

	9,178	26,505	10,710	15,103	61,496

Adjusted EBITDA:
IHT	$12,515	$20,589	$19,795	$17,821	$70,720
MS	6,669	11,518	5,386	10,961	34,534
Quest	3,794	8,436	3,052	4,765	20,047
Corporate and shared support	(6,824)	(6,830)	(7,129)	(8,420)	(29,203)

	16,154	33,713	21,104	25,127	96,098

TEAM, INC. AND SUBSIDIARIES

SUMMARY OF OPERATING RESULTS

(in thousands, except per share data)

	Three Months Ended				Year Ended
	3/31/2014	6/30/2014	9/30/2014	12/31/2014	2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues (a)	$180,177	$207,741	$200,135	$225,024	$813,077
Operating expenses	130,390	142,806	137,807	155,706	566,709

Gross margin	49,787	64,935	62,328	69,318	246,368
Selling, general and administrative expenses	44,024	45,178	45,782	48,241	183,225
Equity earnings in JV	—	—	—	—	—
Loss / (gain) from revaluation of contingent consideration	—	(9)	—	6	(3)

Operating income	5,763	19,766	16,546	21,071	63,146
Foreign currency loss	1,807	1,965	402	724	4,898
Other expense / (income), net	—	19	—	(2)	17
Interest expense, net	676	594	542	559	2,371

Earnings before income taxes	3,280	17,188	15,602	19,790	55,860
Provision for income taxes	875	5,859	5,608	7,260	19,602

Net income	2,405	11,329	9,994	12,530	36,258
Less: Income attributable to non-controlling interest	97	129	30	141	397

Net income available to common shareholders	$2,308	$11,200	$9,964	$12,389	$35,861

Earnings per common share:
Basic	$0.11	$0.55	$0.49	$0.60	$1.75

Diluted	$0.11	$0.53	$0.47	$0.57	$1.64

Weighted average number of shares outstanding:
Basic	20,424	20,474	20,535	20,673	20,531

Diluted	21,234	21,263	21,299	21,906	21,898

TEAM, INC. AND SUBSIDIARIES

ADDITIONAL FINANCIAL INFORMATION

(in thousands, except per share data)

	Three Months Ended				Year Ended
	3/31/2014	6/30/2014	9/30/2014	12/31/2014	2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Adjusted Net Income:
Net income available to common shareholders	$2,308	$11,200	$9,964	$12,389	$35,861
Non-routine foreign currency loss	1,858	2,104	—	—	3,962
Non-routine acquisition costs (MS)	—	—	164	—	164
Tax impact of adjustments	(502)	(715)	(59)	—	(1,276)

Adjusted Net Income	$3,664	$12,589	$10,069	$12,389	$38,711

Adjusted Net income per common share:
Basic	$0.18	$0.61	$0.49	$0.60	$1.89

Diluted	$0.17	$0.59	$0.47	$0.57	$1.77

Adjusted EBITDA:
Operating income (“EBIT”) (a)	$5,763	$19,766	$16,546	$21,071	$63,146
Non-routine acquisition costs (MS)	—	—	164	—	164

Adjusted EBIT	5,763	19,766	16,710	21,071	63,310

Depreciation and amortization	5,356	5,483	5,548	5,688	22,075
Non-cash share-based compensation costs	1,005	1,006	1,329	1,192	4,532

Adjusted EBITDA (a)	12,124	26,255	23,587	27,951	89,917

Segment Data
Revenues:
IHT	$98,264	$114,450	$114,624	$120,713	$448,051
MS	65,012	74,868	69,560	84,497	293,937
Quest	16,901	18,423	15,951	19,814	71,089

	$180,177	$207,741	$200,135	$225,024	$813,077

Adjusted EBIT:
IHT	$7,810	$15,479	$16,038	$16,550	$55,877
MS	2,894	8,924	7,077	8,540	27,435
Quest	2,490	3,446	1,552	4,636	12,124
Corporate and shared support	(7,431)	(8,083)	(7,957)	(8,655)	(32,126)

	$5,763	$19,766	$16,710	$21,071	$63,310

Adjusted EBITDA:
IHT	$9,756	$17,477	$18,055	$18,651	63,939
MS	4,695	10,754	8,942	10,431	34,822
Quest	3,894	4,855	2,958	6,065	17,772
Corporate and shared support	(6,221)	(6,831)	(6,368)	(7,196)	(26,616)

	$12,124	$26,255	$23,587	$27,951	$89,917

	$—	$—	$—	$—	$—

(a)	The following amounts relate to Venezuela operations in 2014. Venezuela was deconsolidated on February 1, 2015 (in thousands):

	Three Months Ended				Year Ended
	3/31/2014	6/30/2104	9/30/2014	12/31/2014	12/31/2014
Revenue	2,102	(154)	298	657	2,903
EBIT	1,001	(19)	43	203	1,228
EBITDA	1,009	(21)	44	201	1,233